Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 2, CONSENT, WAIVER AND AGREEMENT dated as of March 7, 2007 (this “Amendment”), to the Credit Agreement dated as of April 1, 2005, as amended by Amendment No. 1, Consent, Waiver and Agreement dated as of August 19, 2005 (as so amended, the “Credit Agreement”), among AMI SEMICONDUCTOR, INC., a Delaware corporation (the “Borrower”), AMIS HOLDINGS, INC., a Delaware corporation (“Holdings”), the Lenders (as defined in Article I of the Credit Agreement) and CREDIT SUISSE (formerly known as Credit Suisse First Boston), as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent” ) for the Lenders.

A. Pursuant to the Credit Agreement, the Lenders have extended, and have agreed to extend, credit to the Borrower.

B. The Borrower has requested that the Credit Agreement be amended to provide for an uncommitted incremental term loan facility pursuant to which the Borrower will be entitled to incur additional term loans under the Credit Agreement in an aggregate principal amount of up to $150,000,000, subject to the terms and conditions set forth in the Credit Agreement.

C. The Borrower has further requested that the Lenders agree to amend certain other provisions of the Credit Agreement as set forth herein.

D. Holdings and the Borrower have informed the Administrative Agent that Holdings, the Borrower and certain Subsidiary Guarantors intend to transfer or license certain intellectual property to one or more Subsidiaries incorporated under the laws of Belgium (each such transfer or license, a “Designated Intellectual Property Transfer”). The consideration received in respect of all such Designated Intellectual Property Transfers shall be reasonably adequate. Holdings and the Borrower have requested that the Lenders consent to the Designated Intellectual Property Transfers and waive compliance by Holdings and the Borrower with certain provisions of the Credit Agreement in connection therewith.

E. The Required Lenders are willing to grant such consent and waiver and to agree to such amendments, in each case on the terms and subject to the conditions set forth herein.

F. Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Consent and Waiver. (a) The Required Lenders hereby consent to the Designated Intellectual Property Transfers, and hereby waive compliance by Holdings and the Borrower with the provisions of Sections 6.05 and 6.07 of the Credit Agreement to the extent (but only to the extent) necessary to sell, license, sublicense or otherwise transfer the assets in respect of the Designated Intellectual Property Transfers.

(b) The Required Lenders and the Requisite Term Lenders (as defined below) hereby waive compliance by the Borrower with the provisions of Section 2.13(b) of the Credit Agreement to the extent (but only to the extent) that such Section would otherwise require the Borrower to prepay Term Loans with the Net Cash Proceeds of the Designated Intellectual Property Transfers. For purposes of this Amendment, “Requisite Term Lenders” shall mean Term Lenders under the Credit Agreement holding a majority of the aggregate principal amount of outstanding Term Loans.

SECTION 2. Amendments. (a) Amendments to Article I: Definitions.

(i) Section 1.01 of the Credit Agreement is hereby amended by inserting the following defined terms in appropriate alphabetical order:

“Incremental Term Borrowing” shall mean a Borrowing comprised of Incremental Term Loans.

“Incremental Term Lender” shall mean a Lender with an Incremental Term Loan Commitment or an outstanding Incremental Term Loan.

“Incremental Term Loan Amount” shall mean, at any time, the excess, if any, of (a) $150,000,000 over (b) the aggregate amount of all Incremental Term Loan Commitments established prior to such time pursuant to Section 2.25.

“Incremental Term Loan Assumption Agreement” shall mean an Incremental Term Loan Assumption Agreement among, and in form and substance reasonably satisfactory to, the Borrower, the Administrative Agent and one or more Incremental Term Lenders.

“Incremental Term Loan Commitment” shall mean the commitment of any Lender, established pursuant to Section 2.25, to make Incremental Term Loans to the Borrower.

“Incremental Term Loan Maturity Date” shall mean the final maturity date of any Incremental Term Loan, as set forth in the applicable Incremental Term Loan Assumption Agreement.

“Incremental Term Loan Repayment Dates” shall mean the dates scheduled for the repayment of principal of any Incremental Term Loan, as set forth in the applicable Incremental Term Loan Assumption Agreement.

“Incremental Term Loans” shall mean Term Loans made by one or more Lenders to the Borrower pursuant to Section 2.01A. Incremental Term Loans may be made in the form of additional Term Loans or, to the extent permitted by Section 2.25 and provided for in the relevant Incremental Term Loan Assumption Agreement, Other Term Loans.

“Other Term Loans” shall have the meaning assigned to such term in Section 2.25(a).

(ii) The definition of “Borrower’s Portion of Excess Cash Flow” set forth in Section 1.01 of the Credit Agreement is hereby amended by (1) deleting the word “or” appearing in the eighth line of such definition and replacing such word with a comma and (2) inserting the words “or (iii) to pay Dividends pursuant to Section 6.06(g)” at the end of such definition.

(iii) The definition of “Class” set forth in Section 1.01 of the Credit Agreement is hereby amended by (1) inserting the words “, Other Term Loans” immediately following the words “Term Loans” appearing in the second line of such definition and (2) inserting the words “, an Incremental Term Loan Commitment” immediately following the words “a Term Loan Commitment” in the fourth line of such definition.

(iv) The definition of “Commitment” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting the words “, Incremental Term Loan Commitment” immediately following the words “Term Loan Commitment” in the second line of such definition.

(v) The definition of “Loan Documents” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting the words “, each Incremental Term Loan Assumption Agreement” immediately following the words “the Security Documents” in the second and third lines of such definition.

(vi) The definition of “Term Loan Commitment” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting the sentence “Unless the context shall otherwise require, the term “Term Loan Commitments” shall include the Incremental Term Loan Commitments.” at the end of such definition.

(vii) The definition of “Term Loans” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting the sentence “Unless the context shall otherwise require, the term “Term Loans” shall include any Incremental Term Loans.” at the end of such definition.

(b) Amendments to Article II: The Credits.

(i) Article II of the Credit Agreement is hereby amended by inserting a new Section 2.01A that reads in its entirety as follows:

“SECTION 2.01A. Incremental Term Loan Commitment. Each Lender having an Incremental Term Loan Commitment, severally and not jointly, hereby agrees, subject to the terms and conditions and relying upon the representations and warranties set forth herein and in the applicable Incremental Term Loan Assumption Agreement, to make Incremental Term Loans to the Borrower, in an aggregate principal amount not to exceed its Incremental Term Loan Commitment. Amounts paid or prepaid in respect of Incremental Term Loans may not be reborrowed.”

(ii) Section 2.02(a) of the Credit Agreement is hereby amended by inserting the words “(except, with respect to any Incremental Term Borrowing, to the extent otherwise provided in the related Incremental Term Loan Assumption Agreement)” immediately following the words “and not less than $3,000,000” appearing in the ninth line thereof.

(iii) Section 2.03 of the Credit Agreement is hereby amended by inserting the words “, an Incremental Term Borrowing” immediately following the words “Term Borrowing” appearing in the thirteenth line thereof.

(iv) Section 2.09(a) of the Credit Agreement is hereby amended by inserting the words “(other than any Incremental Term Loan Commitments, which shall terminate as provided in the related Incremental Term Loan Assumption Agreement)” immediately following the words “The Term Loan Commitments” appearing in the first and second lines thereof.

(v) Clause(c)(vii) of Section 2.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(vii) no Interest Period may be selected for any Eurodollar Term Borrowing that would end later than a Term Loan Repayment Date, or Incremental Term Loan Repayment Date, as applicable, occurring on or after the first day of such Interest Period if, after giving effect to such selection, the aggregate outstanding amount of (A) the Eurodollar Term Borrowings comprised of Term Loans or Other Term Loans, as applicable, with Interest Periods ending on or prior to such Term Loan Repayment Date, or Incremental Term Loan Repayment Date, as applicable, and (B) the ABR Term Borrowings comprised of Term Loans or Other Term Loans, as applicable, would not be at least equal to the principal amount of Term Borrowings to be paid on such Term Loan Repayment Date, or Incremental Term Loan Repayment Date, as applicable; and”

(vi) Section 2.11(a) of the Credit Agreement is hereby amended by (1) inserting “(i)” immediately following “(a)” in the first line thereof, (2) inserting the words “other than Other Term Loans” immediately following the words “the Term Loans” on the fourth line thereof and (3) replacing in its entirety the parenthetical in the fourth and fifth lines thereof with the parenthetical “(as adjusted from time to time pursuant to Sections 2.11(b), 2.12, 2.13(g) and 2.25(d))”.

(vii) Section 2.11(a) of the Credit Agreement is hereby further amended by inserting a new clause (ii) into Section 2.11(a) that reads in its entirety as follows:

“(ii) The Borrower shall pay to the Administrative Agent, for the account of the Incremental Term Lenders, on each Incremental Term Loan Repayment Date, a principal amount of the Other Term Loans (as adjusted from time to time pursuant to Sections 2.11(b), 2.12 and 2.13(g)) equal to the amount set forth for such date in the applicable Incremental Term Loan Assumption Agreement, together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment.”

(viii) Section 2.11(c) of the Credit Agreement is hereby amended by (1) inserting the words “and Other Term Loans” immediately following the words “all Term Loans” in the first line thereof, (2) deleting the comma that follows “Term Loan Maturity Date” appearing in the second line thereof and replacing such comma with the words “and the Incremental Term Loan Maturity Date, respectively,”.

(ix) Section 2.13(g) of the Credit Agreement is hereby amended by (1) inserting the words “allocated pro rata between the Term Loans and the Other Term Loans and” immediately following the words “under this Agreement shall be” in the first and second lines thereof, (2) inserting the words “and the Other Term Loans” immediately following the words “in respect of the Term Loans” appearing in the second and third lines thereof and (3) replacing the words “Section 2.11(a)” with the words “Sections 2.11(a)(i) and (ii), respectively” in the third line thereof.

(x) Article II of the Credit Agreement is hereby amended by inserting a new Section 2.25 thereof that reads in its entirety as follows:

“SECTION 2.25. Incremental Term Loans. (a) The Borrower may, by written notice to the Administrative Agent from time to time, request Incremental Term Loan Commitments in an amount not to exceed the Incremental Term Loan Amount from one or more Incremental Term Lenders, which may include any existing Lender; provided that each Incremental Term Lender, if not already a Lender hereunder, shall be subject to the approval of the Administrative Agent (which approval shall not be unreasonably withheld or delayed). Such notice shall set forth (i) the amount of the Incremental Term Loan Commitments being requested (which shall be in minimum increments of $1,000,000 and a minimum amount of $5,000,000 or such lesser amount equal to the remaining Incremental Term Loan Amount), (ii) the date on which such Incremental Term Loan Commitments are requested to become effective (which shall be not less than 10 days nor more than 60 days after the date of such notice), and (iii) whether such Incremental Term Loan Commitments are commitments to make additional Term Loans or commitments to make term loans with terms different from the Term Loans (“Other Term Loans”).

(b) The Borrower and each Incremental Term Lender shall execute and deliver to the Administrative Agent an Incremental Term Loan Assumption Agreement and such other documentation as the Administrative Agent shall reasonably specify to evidence the Incremental Term Loan Commitment of each Incremental Term Lender. Each Incremental Term Loan Assumption Agreement shall specify the terms of the Incremental Term Loans to be made thereunder; provided that, without the prior written consent of the Required Lenders, (i) the final maturity date of any Other Term Loans shall be no earlier than the Term Loan Maturity Date, (ii) the average life to maturity of the Other Term Loans shall be no shorter than the average life to maturity of the Term Loans and (iii) if the initial yield on such Other Term Loans (as determined by the Administrative Agent to be equal to the sum of (x) the margin above the Adjusted LIBO Rate on such Other Term Loans and (y) if such Other Term Loans are initially made at a discount or the Lenders making the same receive a fee directly or indirectly from Holdings, the Borrower or any Subsidiary for doing so (the amount of such discount or fee, expressed as a percentage of the Other Term Loans, being referred to herein as “OID”), the amount of such OID divided by the lesser of (A) the average life to maturity of such Other Term Loans and (B) four) exceeds by more than 25 basis points (the amount of such excess above 25 basis points being referred to herein as the “Yield Differential”) the Applicable Percentage then in effect for Eurodollar Term Loans, then the Applicable Percentage then in effect for Term Loans shall automatically be increased by the Yield Differential, effective upon the making of the

Other Term Loans. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Incremental Term Loan Assumption Agreement. Each of the parties hereto hereby agrees that, upon the effectiveness of any Incremental Term Loan Assumption Agreement, this Agreement shall be deemed amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Incremental Term Loan Commitment and the Incremental Term Loans evidenced thereby.

(c) Notwithstanding the foregoing, no Incremental Term Loan Commitment shall become effective under this Section 2.25 unless (i) on the date of such effectiveness, the conditions set forth in paragraphs (b) and (c) of Section 4.01 shall be satisfied and the Administrative Agent shall have received a certificate to that effect dated such date and executed by a Financial Officer of the Borrower, and (ii) except as otherwise specified in the applicable Incremental Term Loan Assumption Agreement, the Administrative Agent shall have received (with sufficient copies for each of the Incremental Term Lenders) legal opinions, board resolutions and other closing certificates reasonably requested by the Administrative Agent and consistent with those delivered on the Closing Date under Section 4.02.

(d) Each of the parties hereto hereby agrees that the Administrative Agent may, in consultation with the Borrower, take any and all action as may be reasonably necessary to ensure that all Incremental Term Loans (other than Other Term Loans), when originally made, are included in each Borrowing of outstanding Term Loans on a pro rata basis. This may be accomplished by requiring each outstanding Eurodollar Term Borrowing to be converted into an ABR Term Borrowing on the date of each Incremental Term Loan, or by allocating a portion of each Incremental Term Loan to each outstanding Eurodollar Term Borrowing on a pro rata basis. Any conversion of Eurodollar Term Loans to ABR Term Loans required by the preceding sentence shall be subject to Section 2.16. If any Incremental Term Loan is to be allocated to an existing Interest Period for a Eurodollar Term Borrowing, then the interest rate thereon for such Interest Period and the other economic consequences thereof shall be as set forth in the applicable Incremental Term Loan Assumption Agreement. In addition, to the extent any Incremental Term Loans are not Other Term Loans, the scheduled amortization payments under Section 2.11(a)(i) required to be made after the making of such Incremental Term Loans shall be ratably increased by the aggregate principal amount of such Incremental Term Loans.”

(c) Amendment to Article III: Representations and Warranties. Section 3.13 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“SECTION 3.13. Use of Proceeds. The Borrower will (a) use the proceeds of the Loans and will request the issuance of Letters of Credit only for the purposes specified in the introductory statement to this Agreement (it being understood and agreed that the use of proceeds of the Revolving Loans to finance any Dividend permitted hereunder shall be considered a general corporate purpose of the Borrower) and (b) use the proceeds of Incremental Term Loans only for the purposes specified in the applicable Incremental Term Loan Assumption Agreement.”

(d) Amendment to Article V: Affirmative Covenants.

(i) Section 5.04(c) of the Credit Agreement is hereby amended by (1) deleting the word “or” in the eleventh line thereof and replacing such word with a comma and (2) inserting the words “or payments of Dividends pursuant to Section 6.06(g)” immediately following the words “investments pursuant to Section 6.04(o)” appearing in the eleventh line thereof.

(ii) Section 5.08 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“SECTION 5.08. Use of Proceeds. Use the proceeds of the Loans and request the issuance of Letters of Credit only for the purposes specified in the introductory statement to this Agreement (it being understood and agreed that the use of proceeds of the Revolving Loans to finance any Dividend permitted hereunder shall be considered a general corporate purpose of the Borrower).”

(e) Amendments to Article VI: Negative Covenants.

(i) Section 6.06 of the Credit Agreement is hereby amended by (1) deleting the word “and” immediately following the semicolon at the end of Section 6.06(d), (2) deleting the period and inserting a semicolon in place thereof at the end of Section 6.06(e) and (3) inserting new Sections 6.06(f) and 6.06(g) thereof, which shall read in their entirety as follows:

“(f) so long as there will exist no Default or Event of Default (both before and after giving effect to the payment thereof), Holdings may repurchase its common Equity Interests through open market purchases or through privately negotiated transactions in an aggregate amount not to exceed $50,000,000 (it being understood and agreed that, without duplication, the Borrower may directly make any purchases permitted by this clause (f) or may pay cash Dividends to Holdings for the purpose of enabling Holdings to make any such purchase, and that any such direct purchase or Dividend may be financed with the proceeds of the Revolving Loans); and

(g) in addition to the Dividends permitted by paragraphs (a) through (f) above, the Borrower may pay cash Dividends to Holdings and Holdings may use the proceeds of such Dividends to pay cash Dividends to its equity holders, in an amount not to exceed the Borrower’s Portion of Excess Cash Flow; provided that, (i) there shall exist no Default or Event of Default (both before and after giving effect to the payment of such Dividend) and (ii) at the time of the proposed Dividend, the Leverage Ratio does not exceed 2.5 to 1.0 (calculated on a pro forma basis to give effect to any borrowings made in connection therewith in a manner consistent with the term “Pro Forma Basis”).”

SECTION 3. Other Agreements. Holdings, the Borrower and the Required Lenders hereby agree that:

(a) no portion of any basket provided for in Section 6.05(a) of the Credit Agreement shall be deemed utilized by the receipt of the Net Cash Proceeds from the Designated Intellectual Property Transfers; and

(b) contemporaneously with the consummation of a Designated Intellectual Property Transfer, the assets sold, licensed, sublicensed or otherwise transferred in respect of such

Designated Intellectual Property Transfer shall be deemed to have been automatically released from the Liens created pursuant to the Security Documents, and the Administrative Agent and the Collateral Agent are hereby authorized to take any action deemed appropriate to effect the foregoing.

SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, Holdings and the Borrower represent and warrant to each of the Lenders, the Administrative Agent and the Collateral Agent that, after giving effect to this Amendment and the transactions contemplated hereby, (a) this Amendment has been duly executed and delivered by Holdings, the Borrower and each Subsidiary Guarantor, (b) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, and (c) no Default or Event of Default has occurred and is continuing.

SECTION 5. Effectiveness. This Amendment shall become effective as of the date first written above on the date on which:

(a) the Administrative Agent (or its counsel) shall have received counterparts of this Amendment that, when taken together, bear the signatures of (i) the Borrower, (ii) Holdings, (iii) each Subsidiary Guarantor, (iv) the Required Lenders and (v) the Requisite Term Lenders; and

(b) the Administrative Agent shall have received, for the account of each Lender that executes and delivers a copy of this Amendment to the Administrative Agent (or its counsel) at or prior to 5:00 p.m., New York City time, on March 7, 2007 (the “Signing Date”), an amendment fee in an amount equal to 0.075% of the sum of such Lender’s Revolving Credit Commitment (whether used or unused) and the principal amount of such Lender’s outstanding Term Loans, in each case as of the Signing Date.

SECTION 6. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Collateral Agent or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 8. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 9. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 10. Expenses. The Borrower agrees to reimburse the Administrative Agent for all out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

SECTION 11. Reaffirmation of Guaranties and Security Documents. Each Subsidiary Guarantor (and, to the extent applicable, the Borrower), by its signature below, hereby (a) agrees that, notwithstanding the effectiveness of this Amendment, the Guarantee and Collateral Agreement and each of the other Security Documents continue to be in full force and effect and (b) affirms and confirms its guaranty of all of the Obligations and the pledge of and/or grant of a security interest in its assets as Collateral to secure such Obligations, all as provided in the Guarantee and Collateral Agreement and the other Security Documents as originally executed, and acknowledges and agrees that such guaranty, pledge and/or grant continue in full force and effect in respect of, and to secure, the Obligations under the Credit Agreement, as amended hereby, and the other Loan Documents.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

AMI SEMICONDUCTOR, INC.,

By	/s/ David A. Henry
Name:	David A. Henry
Title:	Chief Financial Officer

AMIS HOLDINGS, INC.,

By	/s/ David A. Henry
Name:	David A. Henry
Title:	Chief Financial Officer

CREDIT SUISSE, CAYMAN ISLANDS BRANCH (formerly known as Credit Suisse First Boston, acting through its Cayman Islands Branch), individually and as Administrative Agent and Collateral Agent,

By	/s/ Doreen Barr
Name:	Doreen Barr
Title:	Vice President

By	/s/ Denise L. Alvarez
Name:	Denise L. Alvarez
Title:	Associate

SIGNATURE PAGE TO AMENDMENT NO. 2,

CONSENT, WAIVER AND AGREEMENT

DATED AS OF MARCH 7, 2007, TO

THE AMI SEMICONDUCTOR, INC.

CREDIT AGREEMENT

DATED AS OF APRIL 1, 2005

Name of Lender: Credit Suisse, Cayman Islands Branch

By	/s/ Robert Hetu
Name:	Robert Hetu
Title:	Managing Director

By	/s/ Denise Alvarez
Name:	Denise Alvarez
Title:	Associate

Name of Lender: Eaton Vance Short Duration Diversified Income Fund

By:	/s/ Michael B. Botthof
As Investment Advisor
Name:	Michael B. Botthof
Title:	Vice President

Name of Lender: Eaton Vance CDO X PLC

By:	/s/ Michael B. Botthof
As Investment Advisor
Name:	Michael B. Botthof
Title:	Vice President

Name of Lender: MSIM Peconic Bay, Ltd.

By:	/s/ John Hayes
Interim Collateral Manager
Name:	John Hayes
Title:	Executive Director

Name of Lender: Zions First National Bank

By:	/s/ Michael J. Poll
Name:	Michael J. Poll
Title:	Director of Regional Credit

Name of Lender: Wells Fargo Bank, National Association

By:	/s/ Linda K. Armstrong
Name:	Linda K. Armstrong
Title:	Vice President and Commercial Relationship Manager

Name of Lender: Van Kampen Senior Income Trust

By:	/s/ Darvin D. Pierce
Name:	Darvin D. Pierce
Title:	Executive Director

Name of Lender: US Bank National Association

By:	/s/ James W. Henken
Name:	James W. Henken
Title:	Vice President

Name of Lender: Union Bank of California, N.A.

By:	/s/ James B. Goudy
Name:	James B. Goudy
Title:	Vice President

Name of Lender: Humboldt Woods Segregated Portfolio

By:	/s/ Douglas L. Winchell
As Collateral Manager
Name:	Douglas L. Winchell
Title:	Officer

Name of Lender: Stone Tower Credit Funding I Ltd.

By:	/s/ Michael W. Delpercio
As Its Collateral Manager
Name:	Michael W. Delpercio
Title:	Authorized Signatory

Name of Lender: Stone Tower CLO VI Ltd.

By:	/s/ Michael W. Delpercio
Name:	Michael W. Delpercio
Title:	Authorized Signatory

Name of Lender: Stone Tower CLO V Ltd.

By:	/s/ Michael W. Delpercio
Name:	Michael W. Delpercio
Title:	Authorized Signatory

Name of Lender: Stone Tower CLO IV Ltd.

By:	/s/ Michael W. Delpercio
Name:	Michael W. Delpercio
Title:	Authorized Signatory

Name of Lender: Stone Tower CLO III Ltd.

By:	/s/ Michael W. Delpercio
Name:	Michael W. Delpercio
Title:	Authorized Signatory

Name of Lender: Granite Ventures IV Ltd.

By:	/s/ Michael W. Delpercio
Name:	Michael W. Delpercio
Title:	Authorized Signatory

Name of Lender: Granite Ventures III Ltd.

By:	/s/ Michael W. Delpercio
Name:	Michael W. Delpercio
Title:	Authorized Signatory

Name of Lender: Granite Ventures II Ltd.

By:	/s/ Michael W. Delpercio
Name:	Michael W. Delpercio
Title:	Authorized Signatory

Name of Lender: Cornerstone CLO Ltd.

By:	/s/ Michael W. Delpercio
Name:	Michael W. Delpercio
Title:	Authorized Signatory

Name of Lender: XL Re Ltd.

By:	/s/ Christopher E. Jansen
Name:	Christopher E. Jansen
Title:	Managing Partner

Name of Lender: Stanfield Veyron CLO, Ltd

By:	/s/ Christopher E. Jansen
Name:	Christopher E. Jansen
Title:	Managing Partner

Name of Lender: Stanfield Vantage CLO, Ltd.

By:	/s/ Christopher E. Jansen
Name:	Christopher E. Jansen
Title:	Managing Partner

Name of Lender: Stanfield Bristol CLO, Ltd.

By:	/s/ Christopher E. Jansen
Name:	Christopher E. Jansen
Title:	Managing Partner

Name of Lender: Eagle Loan Trust

By:	/s/ Christopher E. Jansen
Name:	Christopher E. Jansen
Title:	Managing Partner

Name of Lender: Yorkville CBNA Loan Funding LLC, for
Itself or as agent for Yorkville CFPI Loan Funding LLC

By:	/s/ Erich VanRavenswaay
Name:	Erich VanRavenswaay
Title:	Assistant Vice President

Name of Lender: Putnam Variable Trust – PVT Diversified Income Fund

By:	/s/ Beth Mazor
Name:	Beth Mazor
Title:	V.P.

Name of Lender: Putnam Premier Income Trust

By:	/s/ Beth Mazor
Name:	Beth Mazor
Title:	V.P.

Name of Lender: Putnam Floating Rate Income Fund

By:	/s/ Beth Mazor
Name:	Beth Mazor
Title:	V.P.

Name of Lender: Putnam Diversified Income Trust

By:	/s/ Beth Mazor
Name:	Beth Mazor
Title:	V.P.

Name of Lender: Putnam Bank Loan Fund (Cayman)
Master Fund, a series of the Putnam Offshore Master Series Trust,

By:	/s/ Angela Patel
Name:	Angela Patel
Title:	Vice President

Name of Lender: North Fork Business Capital Corporation

By:	/s/ Ron Walker
Name:	Ron Walker
Title:	VP

Name of Lender: Clydesdale CLO 2005, Ltd.

By:	/s/ Robert Hoffman
Name:	Robert Hoffman
Title:	Vice President

Nomura Corporate Research and Asset Management Inc.
As Investment Manager

Name of Lender: Centaurus Loan Trust

By:	/s/ Robert Hoffman
Name:	Robert Hoffman
Title:	Vice President

Nomura Corporate Research
And Asset Management Inc.
As Investment Adviser

Name of Lender: Mizuho Corporate Bank, LTD.

By:	/s/ James Fayen
Name:	James Fayen
Title:	Deputy General Manager

Name of Lender: LightPoint CLO V, Ltd.

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Director

Name of Lender: Keybank National Association

By:	/s/ Kim A. Richmond
Name:	Kim A. Richmond
Title:	Assistant Vice President

Name of Lender: General Electric Capital Corporation

By:	/s/ Rebecca A. Ford
Name:	Rebecca A. Ford
Title:	Duly Authorized Signatory

Name of Lender: Senior Debt Portfolio
By: Boston Management and Research
As Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

Name of Lender: Grayson & Co.

By: Boston Management and Research
As Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

Name of Lender: Eaton Vance
VT Floating-Rate Income Fund

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

Name of Lender: Eaton Vance Variable Leverage Fund Ltd.

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

Name of Lender: Eaton Vance Senior Income Trust

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

Name of Lender: Eaton Vance Senior Floating-Rate Trust

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

Name of Lender: Eaton Vance Limited Duration Income Fund

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

Name of Lender: Eaton Vance Floating-Rate Income Trust

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President